SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed  by  the  Registrant  [ X ]
Filed  by  a  Party  other  than  the  Registrant   [   ]

Check  the  appropriate  box:

[   ]     Preliminary  Proxy  Statement
[   ]     Confidential,  for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[ X ]     Definitive  Proxy  Statement
[   ]     Definitive  Additional  Materials
[   ]     Soliciting  Material  under   240.14a-12


                                 HUMATECH, INC.
                  (Name of Registrant as Specified in Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ X ]     No  fee  required
[   ]     $125 per Exchange Act Rules O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)
          or  Item  22(a)(2)  of  Schedule  14A.
[   ]     Fee  computed on table below per Exchange Act  Rules  14a-6(i)(4)  and
          O-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:
     2)   Aggregate  number  of  securities  to  which  transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed  maximum  aggregate  value  of  transaction:
     5)   Total  fee  paid:

[   ]     Fee  paid  previously  with  preliminary  materials.
[   ]     Check  box  if  any  part of the fee is offset as provided by Exchange
          Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                                 HUMATECH, INC.
                            1718 FRY ROAD, SUITE 450
                               HOUSTON, TX  77084

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 2, 2003


TO  OUR  SHAREHOLDERS:

     You are cordially invited to attend the 2003 Annual Meeting of the Shareholders of Humatech, Inc. (the "Company") to be held on May 2, 2003 at 9:30 AM, Mountain Standard Time, at the Hilton Hotel, 1011 West Holmes Avenue, Mesa, Arizona, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

     1. To elect two (2) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;
     2. To amend the Articles of Incorporation of the Company to increase the authorized common stock from 25,000,000 shares, no par value, to 50,000,000 shares, par value $0.001;
     3. To amend the Articles of Incorporation of the Company to authorize 2,500,000 shares of preferred stock, the rights, privileges, and preferences of which may be set by the Board of Directors without further shareholder approval;
     4. To amend the Articles of Incorporation of the Company to eliminate cumulative voting;
     5. To amend the Articles of Incorporation of the Company to require that amendments to the Articles of Incorporation must be approved by a majority of the Company's shareholders rather than the two-thirds (2/3) requirement currently applicable under Illinois corporate law;
     6. To adopt Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation;
     7.   To  approve  the  Humatech  2002  Omnibus  Securities Plan;
     8. To ratify the appointment of S.W. Hatfield, CPA, as independent auditors of the Company's financial statements for the fiscal year ended April 30, 2003;
     9. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on Friday, March 28, 2003, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.


                                              By Order of the Board of Directors

                                              /s/ David G. Williams
                                              ----------------------------------
                                              David  G.  Williams,  President
April  8,  2003
Houston,  Texas

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.


                                 HUMATECH, INC.
                            1718 FRY ROAD, SUITE 450
                               HOUSTON, TX  77084

                                 PROXY STATEMENT

                               GENERAL INFORMATION

SOLICITATION,  VOTING  AND  REVOCABILITY  OF  PROXIES

     The enclosed Proxy is solicited by the Board of Directors of Humatech, Inc. (the "Company" or "HUMT") for use in connection with the Annual Meeting of Shareholders to be held at the Hilton Hotel, 1011 West Holmes Avenue, Mesa, Arizona on Friday, May 2, 2003 at 9:30 AM Mountain Standard Time, and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

     The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

     1.  FOR  election  of  the  Director  nominees  listed  below (Proposal 1);

     2. FOR approval of the amendment to the Articles of Incorporation of the Company to increase the authorized common stock from 25,000,000 shares, no par value, to 50,000,000 shares, par value $0.001 (Proposal 2);

     3. FOR approval of the amendment to the Articles of Incorporation of the Company to authorize 2,500,000 shares of preferred stock, the rights, privileges, and preferences of which may be set by the Board of Directors without further shareholder approval (Proposal 3);

     4. FOR approval of the amendment to the Articles of Incorporation of the Company to eliminate cumulative voting (Proposal 4);

     5. FOR approval of the amendment to the Articles of Incorporation of the Company to require that amendments to the Articles of Incorporation must be approved by a majority of the Company's shareholders rather than the two-thirds (2/3) requirement currently applicable under Illinois corporate law (Proposal
5);

     6. FOR adoption of Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation (Proposal 6);

     7.  FOR approval of the Humatech 2002 Omnibus Securities Plan (Proposal 7);

     8. FOR ratification of the appointment of S. W. Hatfield, CPA, as independent auditors of the Company's financial statements for the fiscal year ended April 30, 2003 (Proposal 8).

     Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

     If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

     This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about April 10, 2003. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone or facsimile. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees. No dissenters' or appraisal rights under the Illinois Law are afforded to the Company's stockholders as a result of the approval of the Proposals.

OUTSTANDING  SHARES  AND  VOTING  RIGHTS

     The only class of the Company's equity securities currently outstanding is its Common Stock. Shareholders of record at the close of business on March 28, 2003 are entitled to one vote for each share of Common Stock held by them, except the election of directors which is cumulative. As of March 28, 2003, there were 25,000,000 shares of Common Stock outstanding. Each of the proposals to amend the Company's Articles of Incorporation (Proposals 2-5) must be approved by two-third (2/3) of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting. Each of the other proposals (Proposals 6-8) must be approved a majority of the shares of the Company's
Common  Stock  present  or  represented  and  entitled  to  vote at the meeting.

CUMULATIVE  VOTING  RIGHTS

     Each shareholder entitled to vote at the Annual Meeting will have cumulative voting rights with respect to the election of directors; that is the shareholder will have an aggregate number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares of Common Stock of the Company held by such shareholder on the record date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number of all the nominees. The nominees receiving the highest number of votes will be elected to the Board of Directors. The cumulative voting rights may be exercised in person or by proxy and there are no conditions to the exercise of such rights.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Illinois. Directors may receive compensation for their services as determined by the Board of Directors. See "Compensation of Directors." The number of Directors shall be set by the Board of Directors. Presently, the Board consists of two (2) members, namely Mr. David G. Williams and Mr. John D. ("J.D.") Rottweiler. All of the above-mentioned directors have chosen to stand for re-election and have been nominated for re-election by the Board. No other persons have been nominated for election to the Board.

     The Board of Directors has instructed the President to explore additional candidates to be added to the Board. No candidates have been identified at this time.

     Each shareholder entitled to vote at the Annual Meeting will have cumulative voting rights with respect to the election of directors; that is the shareholder will have an aggregate number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares of Common Stock of the Company held by such shareholder on the record date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number of all the nominees. The nominees receiving the highest number of votes will be elected to the Board of Directors. The cumulative voting rights may be exercised in person or by proxy and there are no conditions to the exercise of such rights.

     Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

NOMINEES  FOR  ELECTION  AS  DIRECTOR

     The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

NAME                       Age  Position(s)
-------------------------  ---  -----------------------------

David G. Williams . . . .   54  President, CEO, and Director

John D. "J.D." Rottweiler   58  Secretary, CFO, and Director


     DAVID G. WILLIAMS has been with us since our inception in 1996. He has more than two decades experience in the humate industry and as an entrepreneur involved in the broad and extensive management of financial responsibilities, staffing, manufacturing and production, and developing sales worldwide. He has completed major product development projects through years of research and development, field trials and tests that have produced the Company's current and future product lines. Currently responsible for developing and maintaining the vision of the Company, overseeing sales and marketing, product development, production, and customer service. Mr. Williams continues to develop business opportunities and strategic alliances with other companies and organizations.

     JOHN D. "J.D." ROTTWEILER has been with us since our inception in 1996. He has over 25 years of experience providing extensive management and operational consulting in the planning, organizing, and directing of businesses in several industries. Served as officer and director of both private and public companies in the finance, insurance, real estate, and manufacturing industries. Owner and founder of investment banking business that provided capital financing, and as principal and agent for private and public ventures. He is a graduate from the University of Utah with a Bachelor of Science in Management, Bachelor of Science in Marketing, and Masters of Business Administration.

     To the Company's knowledge, none of the nominees presently serve as directors of public corporations other than Humatech, Inc.

COMPENSATION  OF  DIRECTORS

     A director who is an employee does not receive any cash compensation as a director. There is no plan in place for compensation of persons who are directors who are not our employees.

BOARD  MEETINGS  AND  COMMITTEES

     During the fiscal year ended April 30, 2002, the Board of Directors met on a weekly basis and took written action on numerous other occasions. All the members of the Board attended the meetings. The written actions were by unanimous consent.

     We presently have no executive committee, nominating committee or audit committee of the Board of Directors.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  EACH OF THE DIRECTOR
NOMINEES  PRESENTED  HEREIN.

                                  PROPOSAL TWO
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
          TO INCREASE THE AUTHORIZED COMMON STOCK TO 50,000,000 SHARES

GENERAL

     On March 26, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the shareholders of the Company's common stock for approval by a two-thirds (2/3) majority, the proposed amendment to Article Four of the Company's Articles of Incorporation to increase the authorized common stock from 25,000,000 shares, no par value, to 50,000,000 shares, par value $0.001.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. This step is necessary, in the judgment of the Board of Directors, in order to attract potential new equity capital and carry out the Company's business objectives.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately two (2) days after the Annual Meeting of Shareholders.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THE AMENDMENT TO ITS
ARTICLES  OF  INCORPORATION  TO  INCREASE  THE  AUTHORIZED  COMMON  STOCK.

                                 PROPOSAL THREE
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                TO AUTHORIZE 2,500,000 SHARES OF PREFERRED STOCK

GENERAL

     On March 26, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the shareholders of the Company's common stock for approval by a two-thirds (2/3) majority, the proposed amendment to Article Four of the Company's Articles of Incorporation to authorize 2,500,000 shares of preferred stock, par value $0.001 per share, the rights, privileges, and preferences of which would be determined by the Board of Directors, in their sole discretion, from time to time.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of preferred stock in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. This step is necessary, in the judgment of the Board of Directors, in order to attract potential new equity capital and carry out the Company's business objectives.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately two (2) days after the Annual Meeting of Shareholders.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THE AMENDMENT TO ITS
ARTICLES  OF  INCORPORATION  TO  AUTHORIZE  PREFERRED  STOCK.

                                  PROPOSAL FOUR
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                         TO ELIMINATE CUMULATIVE VOTING

GENERAL

     On March 26, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the shareholders of the Company's common stock for approval by a two-thirds (2/3) majority, the proposed addition of Article Six to the Articles of Incorporation to require that directors shall be elected by a vote of such majority of a quorum of shareholders present at any meeting held for such purpose, and that cumulative voting shall not be allowed.

     The Board of Directors believes that it is advisable and in the Company's best interests to eliminate cumulative voting for directors. For a Board of Directors to work effectively for all shareholders, each director should feel a responsibility to the shareholders as a whole and not to any special group of minority shareholders. Minority shareholders voting cumulatively could result in a relatively small number of shares being responsible for the election of one or more directors whose loyalty would be primarily to the minority group responsible for their election, rather than to the Corporation and all its shareholders. If Proposal Four is approved, no director will be elected by a special interest group of minority shareholders.

     The proposed amendment to eliminate cumulative voting in the election of directors may render more difficult the representation of minority shareholders on the Board of Directors and have the effect of entrenching existing management. The proposed amendment will indirectly eliminate the ability of a hostile minority shareholder to attain representation on the Board of Directors. This proposal is not in response to any effort by a shareholder, or a group of shareholders, to remove any director or otherwise gain representation for any special interest on the Board.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately two (2) days after the Annual Meeting of Shareholders.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THE AMENDMENT TO ITS
ARTICLES  OF  INCORPORATION  TO  ELIMINATE  CUMULATIVE  VOTING.

                                  PROPOSAL FIVE
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                TO REQUIRE THAT FUTURE AMENDMENTS TO THE ARTICLES
             OF INCORPORATION MUST BE APPROVED BY A MAJORITY OF THE
                             COMPANY'S SHAREHOLDERS

GENERAL

     On March 26, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the shareholders of the Company's common stock for approval by a two-thirds (2/3) majority, the proposed addition of Article Seven to the Articles of Incorporation to require that future amendments to the Company's
Articles of Incorporation shall be adopted upon receiving the affirmative vote of a majority of the votes of the shares entitled to vote on such amendment, including the votes of the shares of any class or series of shares entitled to vote as a class on the amendment. Currently, amendments to the Company's
Articles of Incorporation must be approved by the vote of two-thirds (2/3) of the Company's shareholders.

     The Board of Directors believes that it is advisable and in the Company's best interests to eliminate the requirement that an amendment to the Company's Articles of Incorporation be approved by two-thirds (2/3) of the Company's shareholders, but instead to require that amendments be approved by a majority of the Company's shareholders. As a publicly traded company, obtaining the approval of the shareholders for any action is costly and time consuming. Under Illinois corporate law, certain transactions including mergers, acquisitions, and certain financing transactions that may be necessary as the Company grows may require amendments to the Company's Articles of Incorporation. It is in the best interest of the Company and its shareholders for a majority of the shareholders to be able to approve these transactions with the least amount of cost and time. Because the proposal will require that a majority of the shareholders must still approve amendments to the Company's Articles of Incorporation, management of the Company believes that shareholder interests will continue to be represented and their approval required in this type of transaction.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately two (2) days after the Annual Meeting of Shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO ITS ARTICLES OF INCORPORATION TO REQUIRE FUTURE AMENDMENTS TO BE APPROVED BY A
MAJORITY  OF  THE  COMPANY'S  SHAREHOLDERS.

                                  PROPOSAL SIX
                 ADOPTION OF RESTATED ARTICLES OF INCORPORATION

GENERAL

     On March 26, 2003, the Board of Directors approved, subject to stockholder approval, the Restated Articles of Incorporation of Humatech, Inc. Following the initial filing of the Company's original Articles of Incorporation, the Company has filed numerous amendments to its Articles of Incorporation, and the increase in authorized common stock and authorized preferred stock discussed herein will be an additional amendment.

     In order to simplify the Company's Articles of Incorporation and the various subsequent amendments, the Board of Directors believes it in the Company's best interest to consolidate the original Articles of Incorporation and the subsequent amendments into a single Restated Articles of Incorporation.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The restatement will become effective upon its filing, anticipated to be approximately two (2) days after the Annual Meeting of Shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESTATED ARTICLES OF INCORPORATION.

                                 PROPOSAL SEVEN
           APPROVAL OF THE HUMATECH, INC. 2002 OMNIBUS SECURITIES PLAN

GENERAL

     On April 19, 2002, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's voting stock for action by written consent, the Humatech, Inc. 2002 Omnibus Securities Plan (the "2002 Securities Plan").

PURPOSE

     The purpose of the 2002 Securities Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. In furtherance of this purpose, the 2002 Securities Plan authorizes the granting of the following types of stock-based awards (each, an "Award"):

     - stock options (including incentive stock options and non-qualified stock options);
     -    restricted  stock  awards;
     -    unrestricted  stock  awards;  and
     -    performance  stock  awards.

Each  of  these  types  of  Awards  is  described  below  under  "Awards."

ELIGIBILITY

     Key employees (including employees who are also directors or officers), directors and certain consultants of the Company or any subsidiary are eligible to be granted Awards under the 2002 Securities Plan at the discretion of the Board of Directors. In determining the eligibility of any person, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Board of Directors may consider:

     - the position, relationship, responsibilities and importance of the person to the Company; and
     -    such  other  factors  as  the  Board  of  Directors  deems  relevant.

Selected  consultants  may  participate  in  the  2002  Securities  Plan  if:

     - the consultant renders bona fide services to the Company or one of its subsidiaries;
     - the services rendered by the consultant are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and
     - the consultant is a natural person who has contracted directly with the Company or a subsidiary of the Company to render such services.

ADMINISTRATION

     The 2002 Securities Plan currently is administered by the Board of Directors. In the future, the Board of Directors may form a Compensation Committee to administer the 2002 Securities Plan. Any Compensation Committee must be comprised of at least two (2) non-employee directors. If a Compensation Committee is formed to administer the 2002 Securities Plan, the Board of Directors will delegate to the Compensation Committee full authority, in its discretion, to:

     -    select  the  persons  to  whom  Awards  will  be  granted  (each  a
          "Participant");
     -    grant  Awards  under  the  2002  Securities  Plan;
     -    determine  the  number  of  shares  to  be  covered  by  each  Award;
     -    determine  the  nature, amount, pricing, timing and other terms of the
          Award;
     -    interpret,  construe  and  implement  the  provisions  of  the  2002
          Securities Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and
     -    terminate,  modify  or  amend  the  2002  Securities  Plan.

     The 2002 Securities Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

SHARES  SUBJECT  TO  THE  PLAN

     A total of 1,500,000 shares of Common Stock (subject to adjustment as described below) are reserved for issuance under the 2002 Securities Plan. Shares of common stock issued under the 2002 Securities Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2002 Securities Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

     ADJUSTMENT. In general, the aggregate number of shares as to which Awards may be granted to Participants under the 2002 Securities Plan, the number and kind of shares thereof covered by each outstanding Award, and/or the price per share thereof in each such Award will, upon a determination of the Board of Directors, all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from an increase, decrease or exchange in the outstanding shares of common stock or additional shares or new or different shares are distributed in respect of such shares of common stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares. On May 1 of each year, the number of shares in the 2002 Securities Plan shall automatically be adjusted to an amount equal to ten percent (10%) of the outstanding stock of the Company on April 30 of the immediately preceding year.

     Fractional interests will not be issued upon any adjustments made by the Board of Directors; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

AWARDS

     STOCK OPTIONS. Under the 2002 Securities Plan, the Board of Directors may grant either incentive stock options or nonqualified stock options. Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Board of Directors determines.

     The exercise price for each stock option is determined by the Board of Directors. Stock options must have an exercise price of at least 85% (100% in the case of incentive stock options, or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the common stock on the date the stock option is granted. Under the 2002 Securities Plan, fair market value of the common stock for a particular date is generally the average of the closing bid and asked prices per share for the stock as quoted on the OTC Bulletin Board on such date.

     No stock option may be exercised after the expiration of ten (10) years from the date of grant (or five (5) years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the 2002 Securities Plan, the aggregate fair market value of the common stock, for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during anyone calendar year shall not exceed $100,000.

     A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the Participant in cash or by such other means as the Board of Directors may authorize. Fractional shares are not to be issued upon exercise of a stock option. The Board of Directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

     The Board of Directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option, as a whole or in part, by increasing the number of shares then purchasable. However, the Board of Directors may not increase the total number of shares subject to an option.

     Subject  to  the  foregoing and the other provisions of the 2002 Securities
Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Board of Directors.

     RESTRICTED STOCK. Restricted stock may be awarded by the Board of Directors subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions expire or are terminated. In this regard, the Secretary of the Company or such other escrow holder as the Board of Directors may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award Agreement shall expire or be removed.

     The Board of Directors may require the Participant to pay the Company an amount at least equal to the par value of the common stock awarded to the Participant. Subject to any limitations imposed by the applicable Award
Agreement, from the date a Participant becomes the holder of record of restricted stock, the Participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

     The 2002 Securities Plan provides that to the extent the Board of Directors elects to grant an Award of restricted stock, the Award Agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the Participant for the restricted stock.

     UNRESTRICTED STOCK. The Board of Directors may, in its discretion, grant an Award of unrestricted stock to any eligible Participant, pursuant to which such Participant may receive shares of Common Stock free of any vesting restrictions under the 2002 Securities Plan. The Board of Directors may also sell shares of unrestricted stock to eligible Participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     PERFORMANCE STOCK AWARDS. The Board of Directors may make performance stock awards under the 2002 Securities Plan based upon terms it deems appropriate. The Board of Directors may make performance stock awards independent of or in connection with the granting of any other Award under the 2002 Securities Plan. The Board of Directors shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Board of Directors may utilize any of the following performance criteria when granting performance stock awards:

     -    net  income;
     -    pre-tax  income;
     -    operating  income;
     -    cash  flow;
     -    earnings  per  share;
     -    return  on  equity;
     -    return  on  invested  capital  or  assets;
     -    cost  reductions  or  savings;
     -    funds  from  operations;
     -    appreciation  in  the  fair  market  value  of  the  common  stock;
     - earnings before anyone or more of the following: interest, taxes, depreciation or amortization; and
     -    such  other  criteria  deemed  appropriate  by the Board of Directors.

     The Participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the Participant and not with respect to shares subject to the Award but not actually received. At any time prior to the Participant's termination of employment (or other business relationship) by the Company, the Board of Directors may, in its discretion, accelerate, waive or, subject to the other provisions of the 2002 Securities Plan, amend any and all performance criteria specified under any performance stock award.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. Recipients of Awards are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to the Awards.

     TAX WITHHOLDING. If a distribution is made under this 2002 Securities Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

     DEDUCTIBILITY OF AWARDS. Company deductions for Awards granted under the 2002 Securities Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the "Code") which generally limits the Company's deduction for non-performance based compensation to $1.0 million per year for the Company's CEO and its other four (4) most highly compensated officers. The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

     INCENTIVE STOCK OPTIONS. Pursuant to the 2002 Securities Plan, employees may be granted stock options that are intended to qualify as "incentive stock options" under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

     If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition"(generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term, depending on the length of time the optionee held the shares.

     If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price. However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

     Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     NON-QUALIFIED STOCK OPTIONS. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price, the stock option will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries, generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

     RELOAD OPTION RIGHTS. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

     RESTRICTED STOCK. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     UNRESTRICTED STOCK. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The Company or one of its subsidiaries, generally, will be entitled to a corresponding deduction in the same amount for compensation paid.

     PERFORMANCE STOCK AWARDS. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares of common stock. The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries, generally, will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     OTHER TAX MATTERS. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

     - a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and
     - the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

GRANTS  UNDER  THE  2002  SECURITIES  PLAN

     As of the date of this Proxy, a total of 1,302,021 Shares and Options have been granted under the Plan.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THE  APPROVAL OF THE
HUMATECH,  INC.  2002  OMNIBUS  SECURITIES  PLAN.

                                 PROPOSAL EIGHT
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Board of Directors has appointed S. W. Hatfield, CPA, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending April 30, 2003,and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

     Representatives of S. W. Hatfield, CPA are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

AUDIT  FEES

     During the fiscal year ended April 30, 2002, S. W. Hatfield, CPA billed the Company approximately $22,844 in fees for professional services. These fees breakdown as follows:

Audit of our financial statements for the year ended April 30, 2002: $8,661 Review of our financial statements included on Form 10-QSB for  the  quarters  ended  July  31,  2001,  October  31,  2001
     and  January  31,  2002,  respectively                                5,790
Review  of  our  five  (5)  separate  Registration  Statements filed on  Form  S-8  and  Issuance  of  their  Consent(s)  of
     Independent Certified  Public  Accountants                            7,980
Response  to  Management  inquiries  related  to  the  structure and accounting  principles  related  to  private  placement
     of  common  stock                                                       413

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     During  the fiscal year ended April 30, 2002, the Company did not engage S.
W. Hatfield, CPA to provide advice regarding financial information systems design and implementation.

ALL  OTHER  FEES

     During the fiscal year ended April 30, 2002, S. W. Hatfield, CPA billed the Company approximately $-0- for professional services related to preparation of income tax returns.

     The Company does not have a formal audit committee, however, the Company's Board of Directors has considered whether the services provided by S. W. Hatfield, CPA in connection with the other fees is compatible with maintaining the independence of S. W. Hatfield, CPA.

     Further, S. W. Hatfield, CPA has represented its independence and criteria for determination and monitoring said independence to the Company's Board of Directors in writing.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF S. W. HATFIELD, CPA AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2003.OTHER INFORMATION

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one (1) year terms until their successors are elected. The executive officers serve terms of one (1) year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

NAME                       Age  Position(s)
-------------------------  ---  -----------
David G. Williams           54  President, CEO, and Director (1996)

John D. "J.D." Rottweiler   58  Secretary, CFO, and Director (1996)


     DAVID G. WILLIAMS has been with us since our inception in 1996. He has more than two (2) decades experience in the humate industry and as an entrepreneur involved in the broad and extensive management of financial responsibilities, staffing, manufacturing and production, and developing sales worldwide. He has completed major product development projects through years of of research and development, field trials and tests that have produced the Company's current and future product lines. Currently responsible for developing and maintaining the vision of the Company, overseeing sales and marketing, product development, production, and customer service. Mr. Williams continues to develop business opportunities and strategic alliances with other companies and organizations.

     JOHN D. "J.D." ROTTWEILER has been with us since our inception in 1996. He has over 25 years of experience providing extensive management and operational consulting in the planning, organizing, and directing of businesses in several industries. Served as officer and director of both private and public companies in the finance, insurance, real estate, and manufacturing industries. Owner and founder of investment banking business that provided capital financing, as principal and agent for private and public ventures. He is a graduate from the University of Utah with a Bachelor of Science in Management, Bachelor of Science in Marketing, and Masters of Business Administration.

EXECUTIVE  COMPENSATION

EXECUTIVE  OFFICERS  AND  DIRECTORS

     Effective  July 1, 1996, we entered into an employment agreement with David
G. Williams to serve as our President and CEO. The agreement originally covered the term from July 1, 1996 through June 30, 2001, but has automatically renewed for a two (2) year term pursuant to its renewal terms. At the end of any renewal term, and upon sixty (60) days' written notice, either party may terminate the agreement without penalty. The agreement provided for annual compensation of $128,000 during its first year, $150,000 during its second year, and $175,000 for all successive years, including the renewal term.

     Effective  July  1, 1996, we entered into an employment agreement with John
D. Rottweiler to serve as our Executive Vice President and CFO. The agreement originally covered the term from July 1, 1996 through June 30, 2001, but has automatically renewed for a two (2) year term pursuant to its renewal terms. At the end of any renewal term, and upon sixty (60) days' written notice, either party may terminate the agreement without penalty. The agreement provided for annual compensation of $80,000 during its first year, $100,000 during its second year, and $125,000 for all successive years, including the renewal term.

2002  OMNIBUS  SECURITIES  PLAN

     On April 19, 2002, our Board of Directors approved the Humatech, Inc. 2002 Omnibus Securities Plan. The Plan offers selected employees, directors, and consultants an opportunity to acquire our common stock, and serves to encourage such persons to remain employed by us and to attract new employees. The plan allows for the award of stock and options, up to 1,500,000 shares of our common stock. On May 1 of each year, the number of shares in the 2002 Securities Plan shall automatically be adjusted to an amount equal to ten percent (10%) of the outstanding stock of the Company on April 30 of the immediately preceding year. As of the date of this Proxy, a total of 1,302,021 shares of stock and options had been issued under the plan.

BOARD  COMPENSATION

     A director who is an employee does not receive any cash compensation as a director. There is no plan in place for compensation of persons who are directors who are not our employees.

SUMMARY  COMPENSATION  TABLE

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended April 30, 2002 and 2001. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.


                                 ANNUAL COMPENSATION                           LONG TERM COMPENSATION
                       ---------------------------------------   ------------------------------------------------
                                                                         AWARDS                   PAYOUTS
                                                                 -----------------------   ----------------------
                                                                              SECURITIES
                                                                 RESTRICTED   UNDERLYING
NAME AND                                          OTHER ANNUAL   STOCK        OPTIONS      LTIP      ALL OTHER
PRINCIPAL                     SALARY       BONUS  COMPENSATION   AWARDS       SARS         PAYOUTS   COMPENSATION
POSITION               YEAR   ($)          ($)    ($)            ($)          (#)          ($)       ($)


David G. Williams      2002   175,000(1)   -0-    -0-            -0-           -0-         -0-       2,454(2)
President and CEO. . . 2001   175,000(1)   -0-    -0-            -0-           -0-         -0-       2,291(2)

John D. Rottweiler     2002   125,000(1)   -0-    -0-            -0-           -0-         -0-       -0-
Secretary and CFO. . . 2001   125,000(1)   -0-    -0-            -0-           -0-         -0-       -0-


     (1)  Some  amounts  accrued  but  not  paid  during  the  fiscal  year.

     (2) Represents payments received pursuant to a royalty agreement. Mr. Williams also received certain payments pursuant to contractual agreement for various equipment leases.


                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                  (INDIVIDUAL GRANTS)

                                          NUMBER OF    PERCENT OF TOTAL
                                         SECURITIES      OPTIONS/SARS
                                         UNDERLYING        GRANTED
                                        OPTIONS/SARS   TO EMPLOYEES IN   EXERCISE OR
                                           GRANTED          FISCAL        BASE PRICE   EXPIRATION
NAME                                         (#)            YEAR            ($/SH)       DATE

David G. Williams. . . . . . . . . . .      -0-              N/A             N/A          N/A
John D. Rottweiler . . . . . . . . . .      -0-              N/A             N/A          N/A




                      AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                                  AND FY-END OPTION/SAR VALUES

                                                                 NUMBER OF                    VALUE OF
                                                                UNEXERCISED                  UNEXERCISED
                                  SHARES                   SECURITIES UNDERLYING            IN-THE-MONEY
                                 ACQUIRED                       OPTIONS/SARS                 OPTION/SARS
                                    ON         VALUE             AT FY-END                    AT FY-END
                                 EXERCISE     REALIZED              (#)                          ($)
NAME                               (#)          ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE

David G. Williams. . . . .         -0-          N/A                N/A                          N/A
John D. Rottweiler . . . .         -0-          N/A                N/A                          N/A



CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

License  Agreement
------------------

     In February 1996, we entered into a License Agreement with David G. Williams, our President and a director. Under the terms of the agreement, we obtained the right to use all copyrights, trademarks, patents, trade secrets, product formulas, customer lists, and other proprietary information owned by Mr. Williams. The agreement requires that we pay to Mr. Williams a royalty payment equal to 1% of our total gross sales.

Employment  Agreements
----------------------

     Effective  July 1, 1996, we entered into an employment agreement with David
G. Williams to serve as our President and CEO. The agreement originally covered the term from July 1, 1996 through June 30, 2001, but has automatically renewed for a two (2) year term pursuant to its renewal terms. At the end of any renewal term, and upon sixty (60) days written notice, either party may terminate the agreement without penalty. The agreement provided for annual compensation of $128,000 during its first year, $150,000 during its second year, and $175,000 for all successive years, including the renewal term.

     Effective  July  1, 1996, we entered into an employment agreement with John
D. Rottweiler to serve as our Executive Vice President and CFO. The agreement originally covered the term from July 1, 1996 through June 30, 2001, but has automatically renewed for a two (2) year term pursuant to its renewal terms. At the end of any renewal term, and upon sixty (60) days written notice, either party may terminate the agreement without penalty. The agreement provided for annual compensation of $80,000 during its first year, $100,000 during its second year, and $125,000 for all successive years, including the renewal term.

     As of April 30, 2002 and 2001, total cumulative amounts unpaid under these agreements are as follows:

                          2002        2001
                      ----------  ----------
Officer compensation  $1,073,065  $1,042,980
Royalty Fees . . . .           -           -
                      ----------  ----------
                      $1,073,065  $1,042,980
                      ==========  ==========

Future  amounts  due  under  the  employment  agreements  are  as  follows:

                      Year ending
                      April 30,          Amount
                      -----------      --------
                         2003          $300,000
                         2004          $300,000
                         2005          $ 50,000
                                       --------
                        Total          $650,000
                                       ========

Mining  Materials  Purchase  Agreement
--------------------------------------

     On March 26, 2003, we entered into a Mining Materials Purchase Agreement with RAMMSCO, Inc., a Nevada corporation principally controlled by David G. Williams and John D. "J.D." Rottweiler, our officers and directors. RAMMSCO owns certain mining rights to acquire certain materials from a designated area. We use those materials in the development of our products. Under the terms of the agreement, RAMMSCO agreed to sell to us exclusively all of the materials from the defined area at a fixed price (subject to adjustment for inflation and actual increases in operating costs) deemed by our management to be advantageous when compared to the marketplace, for a period of twenty (20) years. We must pay the costs of extraction. In addition, we have an option to purchase, on terms and conditions to be agreed upon by the parties, any other materials which may be extracted from the area, as well as a right of first refusal for up to two (2) years after termination of the agreement. As consideration for the obligations of RAMMSCO under the agreement, we agreed to issue to RAMMSCO 12,500,000 shares of our common stock, of which 6,380,267 shares have been issued as of the date hereof.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth, as of March 28, 2003, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.




                                            COMMON STOCK
                                            ------------
                                     Name and                          Amount and
                                     Address of                        Nature of              Percent of
Title of Class                       Beneficial Owner (1)              Beneficial Ownership   Class (2)
-----------------------------------  --------------------------------  ---------------------  -----------

Common Stock. . . . . . . . . . . .  David G. Williams                        10,500,897 (3)        42.0%

Common Stock. . . . . . . . . . . .  John D. ("J.D.") Rottweiler                     -0- (4)         -0-%

                                     Medical Media Technologies, LLC
                                     2700 N. Hemlock Court, Suite 111-B
Common Stock. . . . . . . . . . . .  Broken Arrow, OK  74012                   2,750,000 (5)        10.4%

                                     All officers and directors as a group
Common Stock. . . . . . . . . . . .  (2 persons)                              10,500,897 (6)        42.0%

     (1) Unless otherwise noted, the address of each beneficial owner is c/o Humatech, Inc., 1718 Fry Road, Suite 450, Houston, Texas 77084.

     (2)  Based  on  25,000,000  shares  outstanding  as  of  March  28,  2003.

     (3) Includes 12,500 shares of common stock held beneficially by Mr. Williams' minor children. Does not include shares of common stock held by adult children of Mr. Williams. Includes 4,043,255 shares held by Willow Capital, L.P., over which Mr. Williams does not have voting or disposition power, however, he does have a pecuniary interest in that he is the beneficiary of proceeds that may be received from the sale of the shares. Voting and disposition power over the shares held by Willow Capital, L.P. is held by the adult children of Mr. Williams. Also includes 6,380,267 shares held of record by RAMMSCO, Inc., which is owned by Willow Capital, L.P.

     (4) Does not include shares of common stock held by adult children of Mr. Rottweiler.

     (5) Includes warrants to acquire up to 1,375,000 shares of our common stock, exercisable as follows: Series A - 343,750 shares at $2.00 per share, expiring on the second anniversary of the warrant; Series B - 343,740 shares at $3.00 per share, expiring on the third anniversary of the warrant; Series C - 343,750 shares at $4.00 per share, expiring on the fourth anniversary of the warrant; and Series D - 343,750 shares at $5.00 per share, expiring on the fifth anniversary of the warrant. The managing and controlling member of Medial Media Technologies, LLC is Mr. Dale Donaldson.

     (6) Represents 77,375 shares beneficially owned by Mr. Williams, 4,043,255 shares held of record by Willow Capital, L.P. (see footnote 3 above), and 6,380,267 shares held of record by RAMMSCO, Inc. (see footnote 3 above).

     There are no current arrangements which will result in a change in control.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, none of the required parties are delinquent in their 16(a) filings.

                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to submit a proposal for action at the 2004 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 1718 Fry Road, Suite 450, Houston, Texas 77084, addressed to the Corporate Secretary, no later than November 15, 2003 in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in January 2004.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

     The Company has enclosed with this Information Statement a copy of its Annual Report on Form 10-KSB to Shareholders for the year ended April 30, 2002.



                                              By order of the Board of Directors

                                              /s/ David G. Williams
                                              ----------------------------------
                                              David  G.  Williams,  President

Houston,  Texas
April  8,  2003

                            PROXY  -  HUMATECH, INC.
                 ANNUAL MEETING OF SHAREHOLDERS  -  MAY 2, 2003

     The undersigned shareholder(s) of Humatech, Inc. (the "Company") hereby appoints John D. "J.D." Rottweiler, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Hilton Hotel, 1011 West Holmes Avenue, Mesa, Arizona, on
Friday, May 2, 2003 at 9:30 AM Mountain standard time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. ELECTION OF DIRECTORS. To elect the following two (2) persons to the Board of Directors of the Company to serve until the 2004 Annual Meeting of Shareholders and until their successors are elected and have qualified:

     David  G.  Williams                    John  D.  "J.D."  Rottweiler

     /  /  FOR  ALL  NOMINEES  LISTED  ABOVE  (EXCEPT AS MARKED TO THE CONTRARY)

     /  /  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ALL  NOMINEES  LISTED  ABOVE.   A
           SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

     IF NO SPECIFICATION IS MADE, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

2. TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED COMMON STOCK FROM 25,000,000 SHARES, NO PAR VALUE, TO 50,000,000 SHARES, PAR VALUE $0.001.

     /  /  FOR               /  /  AGAINST             /  /  ABSTAIN

3.   TO  AMEND  THE  ARTICLES  OF  INCORPORATION  OF  THE  COMPANY  TO AUTHORIZE
     2,500,000 SHARES OF PREFERRED STOCK, THE RIGHTS, PRIVILEGES, AND PRE-FERENCES OF WHICH MAY BE SET BY THE BOARD OF DIRECTORS WITHOUT FURTHER SHAREHOLDER APPROVAL.

     /  /  FOR               /  /  AGAINST             /  /  ABSTAIN

4. TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO ELIMINATE CUMULATIVE VOTING;

     /  /  FOR               /  /  AGAINST             /  /  ABSTAIN

5. TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO REQUIRE THAT AMENDMENTS TO THE ARTICLES OF INCORPORATION MUST BE APPROVED BY A MAJORITY OF THE COMPANY'S SHAREHOLDERS RATHER THAN THE TWO-THIRDS (2/3) REQUIREMENT CURRENTLY APPLICABLE UNDER ILLINOIS CORPORATE LAW;

     /  /  FOR               /  /  AGAINST             /  /  ABSTAIN

6. TO ADOPT RESTATED ARTICLES OF INCORPORATION FOR THE PURPOSE OF CON-SOLIDATING PREVIOUS AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION;

     /  /  FOR               /  /  AGAINST             /  /  ABSTAIN

7.   TO  APPROVE  THE  HUMATECH  2002  OMNIBUS  SECURITIES  PLAN;

     /  /  FOR               /  /  AGAINST             /  /  ABSTAIN

8. TO RATIFY THE APPOINTMENT OF S.W. HATFIELD, CPA, AS INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED APRIL 30, 2003;

     /  /  FOR               /  /  AGAINST             /  /  ABSTAIN


     UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.

9. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     Please sign exactly as your name appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                       Dated:  ____________________________,  2003


                               ___________________________________
                               Signature

                               ___________________________________
                               Signature  if  held  jointly

                               ___________________________________
                               Printed  Name(s)



I  (We)  will  /  /  will  not  /  /  attend  the  Annual  Meeting  in  person.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.